                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 11, 2005
                                                          ---------------

                                   NUCO2 INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

     Florida                            0-27378                   65-0180800
     -------                            -------                   ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
        of Incorporation)             File Number)           Identification No.)

          2800 S.E. Market Place, Stuart, Florida                34997
        ----------------------------------------------------------------
        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

            On August 11, 2005,  NuCO2 Inc. (the  "Company")  announced  that on
August 16, 2005 Michael E. DeDomenico,  Chairman and Chief Executive Officer and
Jack Wilson,  Chief  Customer  Officer of the Company,  are  scheduled to make a presentation to investors and analysts at a conference hosted by CJS Securities,
Inc. A copy of the  presentation  is attached to this Current  Report as Exhibit
99.1  and  is  incorporated  herein  solely  for  purposes  of  this  Item  7.01 disclosure. Additionally, the Company has posted the presentation on its website as WWW.NUCO2.COM under the Investor Relations section.

            The  information  in this  Current  Report,  including  the  exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of such section.  The information in this Current  Report,  including the exhibit,  shall not be  incorporated  by reference  into any filing under the  Securities  Act of 1933, as amended or the
Exchange Act,  regardless of any incorporation by reference language in any such filing.  This  Current  Report  will  not  be  deemed  an  admission  as to  the materiality  of any  information  in this Current  Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

            (c) Exhibits.

                Exhibit No.             Description
                -----------             -----------

                99.1                    Presentation dated August 16, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NUCO2 INC.

Date: August 11, 2005
                                                       By: /s/ Eric M. Wechsler
                                                           ---------------------
                                                           Eric M. Wechsler,
                                                           General Counsel

                                        2